EXHIBIT 10.1

SELLER COLLATERAL DEBT SECURITIES PURCHASE AGREEMENT

This Seller Collateral Debt Securities Purchase Agreement (this "Agreement") is made as of July 24, 2007 by and between American Capital Strategies, Ltd., a Delaware corporation (the "Seller") and ACAS CRE CDO 2007-1 Depositor, LLC, a Delaware limited liability company (the "Depositor").

W I T N E S S E T H:

WHEREAS, the Depositor desires to purchase from the Seller and the Seller desires to sell to the Depositor certain obligations;

WHEREAS, ACAS CRE CDO 2007-1, Ltd., a Cayman Islands exempted company with limited liability (the "Issuer") and ACAS CRE CDO 2007-1, LLC, a Delaware limited liability company (the "Co Issuer" and, together with the Issuer the "Co-Issuers"), intend to issue the U.S. $181,480,000 Class A Floating Rate Notes Due 2052 (the "Class A Notes"), the U.S. $86,330,000 Class B Floating Rate Notes Due 2052 (the "Class B Notes"), the U.S. $41,000,000 Class C Floating Rate Notes Due 2052 (the "Class C-FL Notes") the U.S. $11,850,000 Class C Fixed Rate Notes Due 2052 (the "Class C-FX Notes" and, together with the Class C-FL Notes, the "Class C Notes"), the U.S. $25,250,000 Class D Floating Rate Notes Due 2052 (the "Class D Notes"), the U.S. $23,785,000 Class E Deferrable Floating Rate Notes Due 2052 (the "Class E-FL Notes"), the U.S. $23,785,000 Class E Deferrable Fixed Rate Notes Due 2052 (the "Class E-FX Notes" and, together with the Class E-FL Notes, the "Class E Notes"), the U.S. $32,005,000 Class F Deferrable Floating Rate Notes Due 2052 (the "Class F-FL Notes"), the U.S. $32,005,000 Class F Deferrable Fixed Rate Notes Due 2052 (the "Class F-FX Notes" and, together with the Class F-FL Notes, the "Class F Notes"), the U.S. $22,185,000 Class G Deferrable Floating Rate Notes Due 2052 (the "Class G-FL Notes"), the U.S. $26,555,000 Class G Deferrable Fixed Rate Notes Due 2052 (the "Class G-FX Notes" and, together with the Class G-FL Notes, the "Class G Notes"), the U.S.$64,600,000 Class H Deferrable Fixed Rate Notes Due 2052 (the "Class H Notes"), the U.S.$41,110,000 Class J Deferrable Fixed Rate Notes Due 2052 (the "Class J Notes"), the U.S.$42,270,000 Class K Deferrable Fixed Rate Notes Due 2052 (the "Class K Notes"), the U.S.$62,240,000 Class L Deferrable Fixed Rate Notes Due 2052 (the "Class L Notes"), the U.S.$35,230,000 Class M Deferrable Fixed Rate Notes Due 2052 (the "Class M Notes") and the U.S.$5,870,000 Class N Deferrable Fixed Rate Notes Due 2052 (the "Class N Notes" and, collectively with the Class A Notes, the Class B Notes, the Class C Notes, the Class D Notes, the Class E Notes, the Class F Notes, the Class G Notes, the Class H Notes, the Class J Notes, the Class K Notes, the Class L Notes and the Class M Notes, the "Notes") pursuant to that certain Indenture, dated as of July 24, 2007 (the "Indenture"), by and among the Issuer, the Co Issuer and Wells Fargo Bank, National Association, as trustee, principal note paying agent, note calculation agent, note transfer agent, securities intermediary and note registrar (together with any successor trustee permitted under the Indenture, the "Trustee");

WHEREAS, the Issuer intends to pledge the obligations purchased by the Issuer pursuant to that certain Depositor Collateral Debt Securities Purchase Agreement, dated as of July 24, 2007, by and between the Depositor, as seller, and the Issuer, as purchaser, (the "Depositor Collateral Debt Securities Purchase Agreement") to the Trustee as security for the Notes;

NOW THEREFORE, the parties hereto agree as follows:

1. Defined Terms.

Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms. The word "including" and its variations shall mean "including without limitation". All references in this Agreement to designated "Articles", "Sections", "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this Agreement as originally executed. The words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Subsection or other subdivision.

"Closing Date": This term has the meaning set forth in Section 2(b).

"Collateral Debt Securities": This term has the meaning set forth in Section 2(a).

"Excluded Rights": With respect to an Collateral Debt Security, the right of the holder thereof to purchase any Underlying Term Loan as set forth in the related Underlying Instruments and any right to redeem or purchase other securities issued under such Underlying Instruments.

"Purchase Price": This term has the meaning set forth in Section 2(a).

"Repurchase Price": With respect to any Collateral Debt Security to be repurchased pursuant to Section 5, an amount equal to (i) the Purchase Price (as defined herein) of such Collateral Debt Security minus (ii) all principal paid to or on behalf of the Issuer prior to the date of such repurchase plus (iii) all accrued but unpaid interest thereon plus (iv) all unpaid costs and expenses (including, without limitation, costs and expenses incurred by third parties incurred in connection with such repurchase).

All other capitalized terms used and not otherwise defined herein shall have the same meanings ascribed to such terms in the Indenture.

2. Purchase and Sale of the Collateral Debt Securities.

(a) Set forth in Annex A hereto is a list of obligations that shall be sold and contributed to the Depositor (the "Collateral Debt Securities") and certain other information with respect to each of the Collateral Debt Securities. The Seller agrees to sell and contribute to the Depositor, and the Depositor agrees to purchase from the Seller, each Collateral Debt Security listed in Annex A (other than any Excluded Rights, which Excluded Rights shall be retained by the Seller) at the purchase price in U.S. dollars identified for such Collateral Debt Security in Annex A (the "Purchase Price").

(b) Delivery or transfer of the Collateral Debt Securities shall be made on or about July 24, 2007 (the "Closing Date") at the time and in the manner agreed upon by the parties. Upon receipt of evidence of the delivery or transfer of the Collateral Debt Securities to the Depositor, the Depositor shall pay or cause to be paid to the Seller the Purchase Price in the manner agreed upon by the Seller and the Depositor.

3. Conditions.

The obligations of the parties under this Agreement are subject to the following conditions:

(a) the representations and warranties contained herein shall be accurate and complete;

(b) the conditions to the closing under the Depositor Collateral Debt Securities Purchase Agreement shall have been satisfied or shall be satisfied simultaneously with the conditions contained herein;

(c) the conditions to the closing under that certain Purchase Agreement, dated as of the Closing Date, by and among the Issuer, the Co Issuer, Wachovia Capital Markets, LLC, Banc of America Securities LLC, J.P. Morgan Securities Inc., Deutsche Bank Securities Inc. and Merrill Lynch & Co. with respect to the Notes, shall have been satisfied or shall be satisfied simultaneously with the conditions contained herein;

(d) on the Closing Date, counsel for the Depositor shall have been furnished with all such documents, certificates and opinions as such counsel may reasonably request to evidence the accuracy and completeness of any of the representations, warranties or statements of the Seller, the performance of any of the obligations of the Seller hereunder or the fulfillment of any of the conditions herein contained; and

(e) the issuance of the Notes and receipt by the Depositor of the full payment required pursuant to the Depositor Collateral Debt Securities Purchase Agreement.

4. Covenants, Representations and Warranties.

(a) Each party hereby represents and warrants to the other party that (i) it is duly organized or incorporated, as the case may be, and validly existing as an entity under the laws of the jurisdiction in which it is incorporated, chartered or organized, (ii) it has the requisite corporate power and authority to enter into and perform this Agreement, and (iii) this Agreement has been duly authorized by all necessary corporate action, has been duly executed by one or more duly authorized officers and is the valid and binding agreement of such party enforceable against such party in accordance with its terms.

(b) The Seller further represents and warrants to the Depositor that (i) on the Closing Date the Seller shall own the Collateral Debt Securities, shall have good and marketable title thereto, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and upon the delivery or transfer of the Collateral Debt Securities to the Depositor as contemplated herein, the Depositor shall receive good and marketable title to the Collateral Debt Securities, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, (ii) the Seller acquired its ownership in the Collateral Debt Securities in good faith without notice of any adverse claim, and upon the delivery or transfer of the Collateral Debt Securities to the Depositor as contemplated herein, the Depositor shall acquire ownership in the Collateral Debt Securities in good faith without notice of any adverse claim, (iii) the Seller has not assigned, pledged or otherwise encumbered any interest in the Collateral Debt Securities (or, if any such interest has been assigned, pledged or otherwise encumbered, it has been released), (iv) the Underlying Instrument with respect to any Collateral Debt Security does not prohibit the Issuer from Granting a security interest in and assigning and pledging such Collateral Debt Security to the Trustee, (v) the information set forth with respect to the Collateral Debt Securities in Annex A hereto is correct, (vi) none of the execution, delivery or performance by the Seller of this Agreement shall (x) conflict with, result in any breach of or constitute a default (or an event that, with the giving of notice or passage of time, or both, would constitute a default) under, any term or provision of the organizational documents of the Seller, or any material indenture, agreement, order, decree or other material instrument to which the Seller is party or by which the Seller is bound that materially adversely affects the Seller's ability to perform its obligations hereunder or (y) violate any provision of any law, rule or regulation applicable to the Seller of any regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties that has a material adverse effect, (vii) no consent, license, approval or authorization from, or registration or qualification with, any governmental body, agency or authority, nor any consent, approval, waiver or notification of any creditor or lessor (or any other person) is required in connection with the execution, delivery and performance by the Seller of this Agreement the failure of which to obtain would have a material adverse effect except such as have been obtained and are in full force and effect, (viii) the ownership of the Collateral Debt Securities will not cause the Issuer to be engaged in a trade or business within the United States, or have payments subject to foreign or United States withholding tax, (ix) with respect to any Collateral Debt Security that is a certificated security, such Collateral Debt Security is a certificated security in registered form, or is in uncertificated form held through the facilities of (a) The Depository Trust Company in New York, New York or (b) such other clearing organization or book-entry system as is designated in writing by the Issuer, (x) with respect to any Collateral Debt Security that is a certificated security, it has delivered to the Depositor or its designee such certificated security, along with any and all certificates, assignments and bond powers executed in blank, necessary to transfer such certificated security under the issuing documents of such Collateral Debt Security, (xi) to its knowledge, there is no monetary or material non-monetary event of default existing with regard to such Collateral Debt Security and (xii) based on the most recently available trustee report, (a) no interest shortfalls have occurred and no realized losses have been applied to any Collateral Debt Security and (b) it is not aware of any circumstances that could have a material adverse effect on such Collateral Debt Security.

(c) The Seller hereby acknowledges and consents to the assignment by the Depositor of this Agreement and all right, title and interest thereto to the Issuer and the collateral assignment by the Issuer to the Trustee, for the benefit of the Noteholders and the Interest Rate Swap Counterparty, as required in Sections 15.1(f)(i) and (ii) of the Indenture.

(d) The Seller hereby covenants and agrees that it shall perform any provisions of the Indenture made expressly applicable to the Seller by the Indenture as required by Section 15.1(f)(i) of the Indenture.

(e) The Seller hereby covenants and agrees that all of the representations, covenants and agreements made by or otherwise entered into by it in this Agreement shall also be for the benefit of the Trustee, the Noteholders and the Interest Rate Swap Counterparty as required by Section 15.1(f)(ii) of the Indenture.

(f) The Seller hereby covenants and agrees, as required by Section 15.1(f)(iv) of the Indenture, that it shall not enter into any agreement amending, modifying or terminating this Agreement (other than in respect of an amendment or modification of the type that may be made to the Indenture without Noteholder consent) or selecting or consenting to a successor manager, without notifying each Rating Agency and without the prior written consent and written confirmation of each Rating Agency that such amendment, modification or termination or selection of a successor manager, as applicable, will not cause the rating of the Notes to be reduced.

5. Obligation to Repurchase; Non Recourse.

(a) Pursuant to Section 12.2 of the Indenture and Section 5 of the Depositor Collateral Debt Securities Purchase Agreement, upon discovery or receipt of written notice of a breach by the Seller of any representation, warranty or covenant under Section 4(b) that materially and adversely affects the value of any Collateral Debt Security, or of the interest therein of the Noteholders, the Depositor shall promptly notify the Seller in writing of such breach and request that the Seller cure such breach within 90 days from the date the Seller was notified of such breach, and if the Seller does not cure such breach in all material respects during such period, the Depositor shall cause the Seller to repurchase such Collateral Debt Security from the Depositor at the Repurchase Price on or prior to the next Payment Date following the expiration of such 90 day period. The Repurchase Price for the repurchased Collateral Debt Security shall be paid to the Depositor and the Depositor, upon receipt of written certification from the Seller of such deposit, shall release to the Seller the related Collateral Debt Security and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as the Seller shall furnish to it and as shall be necessary to vest in the Seller any Collateral Debt Security released pursuant hereto and the Depositor shall have no further responsibility with regard to such Collateral Debt Security.

(b) Notwithstanding anything to the contrary contained herein, no recourse shall be had, whether by levy or execution or otherwise, for the payment of the principal of or interest or premium (if any) on the Collateral Debt Securities, or for any claim based on payments due thereon, against the Seller or any of its affiliates, stockholders, directors, officers, agents or employees under any rule of law, statute or constitution, or by the enforcement of any assessment or penalty, or otherwise, nor shall any defenses or judgment based thereon or with respect thereto; provided, however, it is understood and agreed that the obligation of the Seller to cure or to repurchase any Collateral Debt Security as to which a breach has occurred and is continuing shall constitute the sole remedy against the Seller respecting such breach available to the Depositor.

6. Non Petition.

The Seller agrees not to institute against, or join any other Person in instituting against the Depositor any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings or other proceedings under U.S. federal or state bankruptcy or similar laws in any jurisdiction until at least one year (or, if longer, the then applicable preference period) and one day after the payment in full of all Notes.

7. Amendments.

This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement by the parties hereto and receipt by the parties hereto of prior written consent and written confirmation of each Rating Agency that such amendment or modification shall not cause the rating of any of the Notes to be reduced.

8. Communications.

Except as may be otherwise agreed between the parties, all communications hereunder shall be made in writing to the relevant party by personal delivery or by courier or first class registered mail, or the closest local equivalent thereto, or by facsimile transmission confirmed by personal delivery or by courier or first class registered mail as follows:

To the Seller:	American Capital Strategies, Ltd. Two Bethesda Metro Center, 14th Floor Bethesda, Maryland 20814 Attention: Compliance Officer Telecopy Number: (301) 654-6714
To the Depositor:

ACAS CRE CDO 2007-1 Depositor, LLC
c/o American Capital CRE Management, LLC
Two Bethesda Metro Center, 14th Floor
Bethesda, Maryland 20814
Attention: Compliance Officer
Telephone Number: (301) 654-6714

or to such other address, telephone number or facsimile number as either party may notify to the other in accordance with the terms hereof from time to time. Any communications hereunder shall be effective upon receipt.

9. Governing Law and Consent to Jurisdiction.

(a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b) The parties hereto hereby irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court hearing appeals from the Courts mentioned above, in any action, suit or proceeding brought against it and to or in connection with this Agreement or the transaction contemplated hereunder or for recognition or enforcement of any judgment, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court. The parties hereto agree that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the parties hereto hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in any inconvenient forum, that the venue of the suit, action or proceeding is improper or that the subject matter thereof may not be litigated in or by such courts.

(c) To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

(d) The Depositor irrevocably consents to the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process to it at ACAS CRE CDO 2007-1 Depositor, LLC, c/o American Capital CRE Management, LLC, Two Bethesda Metro Center, 14th Floor, Bethesda, Maryland, 20814, Attention: Compliance Officer.

(e) The Seller irrevocably consents to the service of any and all process in any action or proceeding by the mailing or delivery of copies of such process to it at American Capital Strategies, Ltd., Two Bethesda Metro Center, 14th Floor, Bethesda, Maryland, 20814, Attention: Compliance Officer.

10. Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

11. Non Recourse Agreement. All obligations of the Depositor arising hereunder or in connection herewith are limited in recourse to the assets of the Depositor and to the extent the proceeds of such assets, when applied in accordance with the Priority of Payments, are insufficient to meet the obligations of the Depositor hereunder in full, the Depositor, as applicable, shall have no further liability in respect of any such outstanding obligations and any claims against the Depositor, as applicable, shall be extinguished and shall not thereafter revive.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Seller Collateral Debt Securities Purchase Agreement as of the day and year first above written.

AMERICAN CAPITAL STRATEGIES, LTD.
By: /s/ Samuel A. Flax
Name: Samuel A. Flax
Title: Executive VP & General Counsel

ACAS CRE CDO 2007-1 DEPOSITOR, LLC
By: /s/ Samuel A. Flax
Name: Samuel A. Flax
Title: Vice President

Annex A

List of Collateral Debt Securities

(Sold by American Capital Strategies, Ltd.)

CUSIP	Deal	Class	Par
46625YYK3	JPMCC 2005-LDP5	K	5,000,000.00
46625YYM9	JPMCC 2005-LDP5	L	26,232,000.00
46625YYP2	JPMCC 2005-LDP5	M	15,739,000.00
46625YYR8	JPMCC 2005-LDP5	N	15,738,000.00
46625YYT4	JPMCC 2005-LDP5	O	5,247,000.00
46625YYV9	JPMCC 2005-LDP5	P	5,246,000.00
46625YYX5	JPMCC 2005-LDP5	Q	10,493,000.00
46625YYZ0	JPMCC 2005-LDP5	NR	52,462,779.00
92976BEQ1	WBCMT 2006-C23	L	5,394,000.00
92976BES7	WBCMT 2006-C23	M	10,786,000.00
92976BEU2	WBCMT 2006-C23	N	8,090,000.00
92976BEW8	WBCMT 2006-C23	O	10,575,000.00
92976BEY4	WBCMT 2006-C23	P	15,862,000.00
92976BFA5	WBCMT 2006-C23	Q	15,862,000.00
92976BFC1	WBCMT 2006-C23	S	63,448,029.72
36828QSS6	GECMC 2006-C1	J	2,956,000.00
36828QSU1	GECMC 2006-C1	K	2,956,000.00
36828QSW7	GECMC 2006-C1	L	2,956,000.00
48123HAJ2	JPMCC 2006-RR1	H	3,501,000.00
48123HAK9	JPMCC 2006-RR1	J	3,536,000.00
48123HAL7	JPMCC 2006-RR1	K	1,965,000.00
48123HAM5	JPMCC 2006-RR1	L	2,750,700.00
59023BAR5	MLMT 2006-C1	J	6,225,000.00
59023BAS3	MLMT 2006-C1	K	9,337,000.00
59023BAT1	MLMT 2006-C1	L	6,224,000.00
59023BAU8	MLMT 2006-C1	M	6,225,000.00
59023BAV6	MLMT 2006-C1	N	6,225,000.00
59023BAW4	MLMT 2006-C1	P	6,224,000.00
59023BAX2	MLMT 2006-C1	Q	31,123,694.00
60687UAR8	MLCFC 2006-2	J	9,207,000.00
60687UAS6	MLCFC 2006-2	K	4,604,000.00
60687UAT4	MLCFC 2006-2	L	6,905,000.00
60687UAU1	MLCFC 2006-2	M	2,302,000.00
60687UAV9	MLCFC 2006-2	N	4,604,000.00
60687UAW7	MLCFC 2006-2	P	4,603,000.00
60687UAX5	MLCFC 2006-2	Q	25,320,786.00
92976UAJ9	WBCMT 2006-C26	J	2,209,000.00
92976UAL4	WBCMT 2006-C26	K	3,312,000.00
92976UAN0	WBCMT 2006-C26	L	2,209,000.00
92976UAQ3	WBCMT 2006-C26	M	4,329,000.00
92976UAS9	WBCMT 2006-C26	N	6,495,000.00
92976UAU4	WBCMT 2006-C26	O	4,329,000.00
92976UAW0	WBCMT 2006-C26	P	23,813,767.36
46628FBC4	JPMCC 2006-LDP7	K	4,875,000.00
46628FBE0	JPMCC 2006-LDP7	L	4,875,000.00
46628FBG5	JPMCC 2006-LDP7	M	6,501,000.00
52108RAZ5	LBUBS 2006-C4	L	3,791,000.00
52108RBB7	LBUBS 2006-C4	M	5,055,000.00
52108RBD3	LBUBS 2006-C4	N	2,527,000.00
52108RBF8	LBUBS 2006-C4	P	7,434,000.00
52108RBH4	LBUBS 2006-C4	Q	4,956,000.00
52108RBK7	LBUBS 2006-C4	S	4,956,000.00
52108RBM3	LBUBS 2006-C4	T	19,823,524.00
059500AV0	BACM 2006-3	J	6,263,000.00
059500AX6	BACM 2006-3	K	3,758,000.00
059500AZ1	BACM 2006-3	L	3,758,000.00
059500BB3	BACM 2006-3	M	2,456,000.00
059500BD9	BACM 2006-3	N	7,368,000.00
059500BF4	BACM 2006-3	O	4,912,000.00
059500BH0	BACM 2006-3	P	27,015,808.00
05950WAW8	BACM 2006-4	L	5,011,000.00
05950WAX6	BACM 2006-4	M	3,341,000.00
05950WAY4	BACM 2006-4	N	5,011,000.00
362332BB3	GSMS 2006-GG8	L	6,762,090.00
362332BD9	GSMS 2006-GG8	M	4,057,305.00
362332BF4	GSMS 2006-GG8	N	7,796,390.00
92978MAX4	WBCMT 2006-C28	K	9,167,760.00
92978MAY2	WBCMT 2006-C28	L	4,583,880.00
92978MAZ9	WBCMT 2006-C28	M	6,875,820.00
92978MBA3	WBCMT 2006-C28	N	4,494,000.00
92978MBB1	WBCMT 2006-C28	O	8,988,000.00
92978MBC9	WBCMT 2006-C28	P	8,988,000.00
92978MBD7	WBCMT 2006-C28	Q	49,434,700.61
17310MAY6	CGCMT 2006-C5	J	3,902,000.00
17310MBA7	CGCMT 2006-C5	K	3,902,000.00
17310MBC3	CGCMT 2006-C5	L	3,902,000.00
46630EAR1	JPMCC 2006-CIBC17	J	4,852,000.00
46630EAS9	JPMCC 2006-CIBC17	K	4,853,000.00
46630EAT7	JPMCC 2006-CIBC17	L	4,852,000.00
46630EAU4	JPMCC 2006-CIBC17	M	3,171,000.00
46630EAV2	JPMCC 2006-CIBC17	N	6,342,000.00
46630EAW0	JPMCC 2006-CIBC17	P	6,343,000.00
46630EAX8	JPMCC 2006-CIBC17	NR	31,711,225.00
50180CAZ3	LBUBS 2006-C7	L	3,850,000.00
50180CBA7	LBUBS 2006-C7	M	1,926,000.00
50180CBB5	LBUBS 2006-C7	N	5,776,000.00
50180CBC3	LBUBS 2006-C7	P	3,774,000.00
50180CBD1	LBUBS 2006-C7	Q	3,775,000.00
50180CBE9	LBUBS 2006-C7	S	3,774,000.00
50180CBF6	LBUBS 2006-C7	T	30,197,539.00
55312VAW8	MLCFC 2006-4	K	8,310,000.00
55312VAX6	MLCFC 2006-4	L	2,769,000.00
55312VAY4	MLCFC 2006-4	M	11,080,000.00
22545LBB4	CSMC 2006-C5	K	2,100,000.00
22545LBD0	CSMC 2006-C5	L	6,302,000.00
22545LBF5	CSMC 2006-C5	M	6,302,000.00
059497AJ6	BACM 2007-1	K	4,011,000.00
059497AK3	BACM 2007-1	L	6,016,000.00
059497AL1	BACM 2007-1	M	4,011,000.00
059497AM9	BACM 2007-1	N	3,931,000.00
059497AN7	BACM 2007-1	O	7,863,000.00
059497AP2	BACM 2007-1	P	11,795,000.00
059497AQ0	BACM 2007-1	Q	39,315,397.00
20173QAU5	GCCFC 2007-GG9	L	8,709,460.00
20173QAV3	GCCFC 2007-GG9	M	4,599,600.00
20173QAW1	GCCFC 2007-GG9	N	12,083,400.00
12513YAV2	CD 2007-CD4	L	12,622,000.00
12513YAW0	CD 2007-CD4	M	8,415,000.00
12513YAX8	CD 2007-CD4	N	8,415,000.00
12513YAY6	CD 2007-CD4	O	16,500,000.00
12513YAZ3	CD 2007-CD4	P	8,249,000.00
12513YBA7	CD 2007-CD4	Q	16,500,000.00
12513YBB5	CD 2007-CD4	S	74,248,279.19
55312TAT0	MLCFC 2007-6	H	5,000,000.00
55312TAU7	MLCFC 2007-6	J	2,737,000.00
55312TAV5	MLCFC 2007-6	K	2,737,000.00
55312TAW3	MLCFC 2007-6	L	2,736,000.00
55312TAX1	MLCFC 2007-6	M	5,365,000.00
55312TAY9	MLCFC 2007-6	N	5,365,000.00
55312TAZ6	MLCFC 2007-6	P1	5,365,000.00
55312TBA0	MLCFC 2007-6	Q1	26,824,359.00